UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 19, 2006

Tyson Foods, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State of incorporation or organization)

001-14704

(Commission File Number)

71-0225165

(IRS Employer Identification No.)

2210 West Oaklawn Drive, Springdale, AR 72762-6999

(479) 290-4000

(Address, including zip code, and telephone number, including area code, of

Registrant’s principal executive offices)

Not applicable

(Former name, former address and former fiscal year, if applicable)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 –	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On May 19, 2006, Mr. Richard L. Bond was elected by the Tyson Foods, Inc. (the “Company”) Board of Directors to become President and Chief Executive Officer of the Company effective immediately. Mr. Bond replaces Mr. John Tyson as Chief Executive Officer of the Company. Mr. Bond agreed to serve as President and Chief Executive Officer of the Company until at least the end of calendar year 2009. Mr. Tyson will remain as the Chairman of the Company’s Board of Directors.

Since 2003, Mr. Bond, 58, has served as the Company’s President and Chief Operating Officer. Mr. Bond served as Co-Chief Operating Officer and Group President, Fresh Meats and Retail, from 2001 until 2003, and as President and Chief Operating Officer of IBP, inc. (“IBP,” now known as Tyson Fresh Meats, Inc.) from 1997 until the merger of IBP into a wholly owned subsidiary of the Company in 2001. He was a director of IBP from 1995 to 2001. Mr. Bond has been a member of the Company’s board of directors since 2001.

The Company and Mr. Bond have previously entered into an employment contract effective as of July 29, 2003, which was amended on December 10, 2004 and February 5, 2006. The material terms of Mr. Bond’s employment contract were previously reported in the Company’s Proxy Statement for the 2005 annual meeting of shareholders filed with the Securities and Exchange Commission on December 30, 2005 (the “2005 Proxy Statement”). The description of the material terms of Mr. Bond’s employment agreement contained in the 2005 Proxy Statement is incorporated by reference into this Form 8-K. Such description is qualified in its entirety by reference to the provisions of Mr. Bond’s employment contract (that is attached as Exhibit 10.20 to the Company’s Annual Report on Form 10-K filed December 16, 2003) and the amendments thereto (that are attached as Exhibit 10.50 to the Company’s Annual Report on Form 10-K filed December 15, 2004 and Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed February 9, 2005), which are also incorporated herein by reference.

A copy of the press release announcing the appointment of Mr. Bond is attached hereto as Exhibit 99.1.

ITEM 9.01 –	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press Release issued on May 19, 2006, announcing the appointment of Richard L. Bond as President and Chief Executive Officer of Tyson Foods, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tyson Foods, Inc.
Date: May 24, 2006	By:	/s/ Read Hudson
	Name:	Read Hudson
	Title:	Vice President, Associate General Counsel and Secretary

Tyson Foods, Inc.

Current Report On Form 8-K

Dated May 24, 2006

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued on May 19, 2006, announcing the appointment of Richard L. Bond as President and Chief Executive Officer of Tyson Foods, Inc.

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